Financial Professional:

After the returns table below, you should see either a blank box or a button that says "View Presentation." Simply click on the box or "View Presentation" button and the content should open. If you experience any difficulty in opening the content, please let us know and we will get you set up correctly.

If you do not see the box, scroll down to the bottom where there is an active link, or you can manually copy the link and paste it into your web browser. If you need assistance, please don't hesitate to contact us.

Gateway Fund
Average Annual Total Returns
As of October 31, 2006

One Year 10.01%
Five Years 6.05%
Ten Years 6.80%
From January 1, 1988 9.08%

Average Annual Total Returns
As of September 30, 2006

One Year 7.96%
Five Years 6.16%
Ten Years 6.82%
From January 1, 1988 9.07%
----------------------------------------------------

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

To view the Portable Document Format file (PDF), download a free Acrobat Reader from the Adobe site here.

This is an advertisement. To unsubscribe from future e-mails, either simply press the "Reply" button and type in "Opt Out" or e-mail jmarko@gia.com that you do not wish to receive further e-mails.

If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

If you cannot access any of the links above cut and paste this address into your browser:
http://vp6.fugent.com/viewer/?1283078,6B3CD5

To be removed from this list, follow this link
This transmission is intended for the sole use of the individual or entity to whom it is addressed, and may contain information that is privileged, confidential and/or exempt from disclosure under applicable law. You are hereby notified that any dissemination, distribution or duplication of this transmission by someone other than the intended addressee or its designated agent is strictly prohibited. If your receipt of this transmission is in error, please notify Gateway Investment Advisers, L.P. immediately at 1-800-354-6339, or by reply to this transmission.

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	NOVEMBER 3, 2006
SUBJECT:	GATEWAY FUND DELIVERS IN A LOW-VOLATILITY ENVIRONMENT

•	GATEWAY FUND EARNS 1.01% IN OCTOBER AS THE S&P 500 INDEX CONTINUES ITS RECOVERY AND DELIVERS 3.26% FOR THE MONTH

•	LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX DELIVERS 0.53% IN OCTOBER AS ECONOMIC GROWTH EXPECTATIONS DECLINE

•	VISIT US ON THE WEB AT www.gatewayfund.com

	MONTH OF OCTOBER	YEAR-TO-DATE AS OF OCTOBER 31, 2006
GATEWAY FUND	1.01%	8.61%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	0.53%	3.56%
S&P 500 Index	3.26%	12.06%

MONTH OF OCTOBER
The blue chip rally that began in September propelled the Dow Jones Industrial Average to new all-time highs in October and furthered the recovery of the S&P 500 Index. The Gateway Fund efficiently delivered cash flow from option premiums and dividends, producing a total return of 1.01%. Low volatility had more of an impact in reducing hedging costs than earned premium in an otherwise improving market environment.

•
The S&P 500 Index advanced smartly delivering a total return of 3.26% in October as investors concentrated their attention on large capitalization blue chip stocks that might show resilience in the event of a future economic slowdown.

•
Bonds, as represented by the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, delivered a total return of 0.53% in October. This return largely reflected the receipt of coupon interest payments as early economic growth optimism gave way to pessimism as the month drew to a close. For the month, intermediate-term bond prices were little changed.

•
As of October 31, 2006, the Fund was fully hedged with index call options at an average strike price more than 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money. These combined positions resulted in a lower-than-normal risk profile for the Fund as of October 31.

YEAR-TO-DATE AS OF OCTOBER 31, 2006
In the first ten months of 2006, the Fund benefited from nearly all of the option premium and dividend cash flow available to it. The Fund earned a total return of 8.61% for this time period, net of all expenses. While the Fund has consistently faced low volatility and correspondingly low option premium cash flow, a disciplined investment approach allowed it to deliver competitive comparative returns while maintaining a low risk profile. During the same time period, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index earned 3.56% and the S&P 500 Index moved ahead 12.06%.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

LONG-TERM PERSPECTIVES
The third quarter of 2006 may have marked a threshold event for the market. Since the S&P 500 Index entered into persistently negative return territory in September 2000, it finally achieved a positive cumulative return. Its 3.26% performance in October reinforced this positive stance. Since the price level of the market peaked in April 2000, several economic, geopolitical and corporate events have caused S&P 500 Index investors to experience negative cumulative performance for nearly a six-year duration. True to its objective to mitigate downside risk, the Gateway Fund provided its investors with a shorter duration and lessened impact for the worst bear market since the 1930s. The negative cycle for the Gateway Fund ended in December 2003, nearly three years ahead of the S&P 500 Index. Moreover, as S&P 500 Index investors only recently moved into positive-return territory, Gateway Fund investors have earned more than 20% cumulatively since September 2000.

GATEWAY FUND ESTIMATED 2006 DISTRIBUTIONS
As the end of 2006 approaches, estimated income dividend and capital gain information for the Fund is now posted on the Fund’s website (www.gatewayfund.com) on the “What’s New” page. Distribution information is also available by calling 800.354.6339 and selecting option 5.

As of November 3, 2006, the Gateway Fund anticipates net investment income sufficient to support a year-end qualified ordinary income dividend estimated at $0.25 per share. No year-end capital gain distributions are currently anticipated. It is important to realize that these are estimated figures and the amounts can change substantially up until the last day of the year.

AVERAGE ANNUAL TOTAL RETURNS as of October 31, 2006
	GATEWAY FUND	LEHMAN BROS. U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX	S&P 500 INDEX

One Year	10.01%	4.67%	16.34%
Three Years	7.31%	3.07%	11.43%
Five Years	6.05%	4.10%	7.25%
Ten Years	6.80%	5.82%	8.63%
Since 1/1/88	9.08%	7.06%	12.05%

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441

Average Annual Total Returns
as of September 30, 2006

Gateway Fund
One Year	7.96%
Three Years	7.58%
Five Years	6.16%
Ten Years	6.82%
Since 1/1/88	9.07%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 410.785.4033 Fax 410.785.0441